                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement


[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement


[ ]  Definitive Additional Materials


[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        P.F. CHANG'S CHINA BISTRO, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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

                        P.F. CHANG'S CHINA BISTRO, INC.
                       15210 N. SCOTTSDALE RD., STE. 300
                              SCOTTSDALE, AZ 85254

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 3, 2002

Dear Stockholder:


     You are invited to attend the Annual Meeting of the Stockholders of P.F. Chang's China Bistro, Inc., a Delaware corporation (the "Company"), which will be held on April 3, 2002, at 8:00 a.m., local time, at P.F. Chang's China Bistro located at 7132 E. Greenway Parkway Scottsdale, Arizona, for the following purposes:


          1. To elect a Board of Directors. Management has nominated the following people for election at the meeting: Richard L. Federico, Kenneth
     J. Wessels, R. Michael Welborn, James G. Shennan, Jr. and F. Lane Cardwell, Jr.

          2. To consider an increase in the maximum aggregate number of shares that may be issued under the Company's 1998 Stock Option Plan by 500,000 shares.

          3. To consider an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000.

          4. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 29, 2002.

          5. To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on February 15, 2002, are entitled to notice of, and to vote at, this meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at the Company.

                                          By Order of the Board of Directors,

                                          /s/ KRISTINA K. CASHMAN
                                          --------------------------------------
                                          Kristina K. Cashman

                                          Chief Financial Officer and Secretary


Scottsdale, Arizona

March 8, 2002


IMPORTANT:  Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................    1
Proposal Number One: Election of Directors..................    2
Proposal Number Two: Approval of Amendment to the P.F.
  Chang's China Bistro, Inc. 1998 Stock Option Plan.........    4
Proposal Number Three: Approval of Amendment to the
  Certificate of Incorporation to Increase The Number of
  Authorized Shares of Common Stock.........................    8
Proposal Number Four: Ratification of Appointment of
  Independent Auditors......................................   10
Stock Ownership of Certain Beneficial Owners and
  Management................................................   11
Executive Compensation and Other Matters....................   14
Report of the Compensation Committee of the Board of
  Directors on Executive Compensation.......................   18
Report of the Audit Committee of the Board of Directors.....   20
Comparison of Stockholder Return............................   21
Stockholder Proposals to be Presented at Next Annual
  Meeting...................................................   22
Transaction of Other Business...............................   22

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS


     The accompanying proxy is solicited by the Board of Directors of P.F. Chang's China Bistro, Inc., a Delaware corporation ("P.F. Chang's" or the "Company"), for use at its annual meeting of stockholders to be held April 3, 2002, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The date of this Proxy Statement is March 8, 2002, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.


                              GENERAL INFORMATION

     Annual Report. An annual report on Form 10-K for the fiscal year ended December 30, 2001, is enclosed with this Proxy Statement.

     Voting Securities. Only stockholders of record as of the close of business on February 15, 2002, will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 11,994,327 shares of Common Stock of the Company, par value $0.001 per share, issued and outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Stockholders may vote in person or by proxy. Each holder of shares of Common Stock is entitled to one (1) vote for each share of stock held on the proposals presented in this Proxy Statement. The Company's by-laws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum.

     Solicitation of Proxies. The cost of soliciting proxies will be borne by the Company. The Company will solicit stockholders by mail through its regular employees and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company also may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

     Voting of Proxies. All valid proxies received prior to the meeting will be exercised. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the director-nominees and the proposals. A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is exercised, by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

                              PROPOSAL NUMBER ONE

                             ELECTION OF DIRECTORS

     Director Nominees. The table below sets forth the Company's directors, and certain information, as of February 15, 2002, with respect to age and background.

                                                                                  DIRECTOR
NAME                                        POSITION WITH THE COMPANY       AGE    SINCE
----                                        -------------------------       ---   --------
Richard L. Federico...................  Chairman, Chief Executive Officer   47      1996
                                        and Director
F. Lane Cardwell, Jr. ................  Director                            49      1999
James G. Shennan, Jr. ................  Director                            60      1997
R. Michael Welborn....................  Director                            50      1996
Kenneth J. Wessels....................  Director                            59      2000

     Richard L. Federico joined the Company as President and a director in February 1996 and in September 1997 succeeded Paul M. Fleming, founder of the Company, as Chief Executive Officer. In December 2000, Mr. Federico was named Chairman of the Board. From February 1989 to January 1996 Mr. Federico served as President of the Italian Concepts division of Brinker International, Inc. where he was responsible for concept development and operations. Under his direction, this division grew from one unit in 1989 to more than 70 units by 1996.


     F. Lane Cardwell, Jr. has served as a director of the Company since October 1999. Mr. Cardwell has spent over 20 years in the restaurant industry, most recently as the President of Eatzi's Market and Bakery from 1996 to 1999. Prior to joining Eatzi's in 1996, Mr. Cardwell was Executive Vice President, Chief Administrative Officer and a member of the board of directors of Brinker International, Inc.


     James G. Shennan, Jr. has served as a director of the Company since May 1997. He has been a principal of Trinity Ventures, a venture capital firm, since June 1989. Mr. Shennan also serves on the boards of directors of Starbuck's Corporation and a number of privately-held, consumer-oriented companies in which Trinity Ventures is an investor.


     R. Michael Welborn has served as a director of the Company since August 1996. Mr. Welborn is Executive Vice President and Head of Retail Banking for Bank One, a national bank. He has been with Bank One since January 1996. From September 1993 to December 1995 he served as Managing Director of The Venture West Group, a merchant bank. From May 1988 to September 1993 Mr. Welborn served as Chairman of Citibank of Arizona. Mr. Welborn also serves on the board of directors of a private company.


     Kenneth J. Wessels has served as a director of the Company since October 2000. Mr. Wessels was Chief Executive Officer of Dain Rauscher Wessels and a director of Dain Rauscher, Inc. from March 1998 to May 2000. Prior to joining Dain Rauscher, Mr. Wessels was Chief Executive Officer of Wessels, Arnold & Henderson, an investment banking firm which he founded in 1986.

     Currently, all directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. Officers are elected by and serve at the discretion of the Company's Board of Directors. There are no family relationships among the directors or officers of the Company. The by-laws currently provide that the number of directors shall be not less than five (5) nor more than seven (7).

     Management's nominees for election at the Annual Meeting of Stockholders to the Board of Directors are Richard L. Federico, R. Michael Welborn, James G. Shennan, Jr., F. Lane Cardwell, Jr. and Kenneth J. Wessels. If elected, the nominees will serve as directors until the Company's Annual Meeting of Stockholders in 2003, and until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as management may designate.

     If a quorum is present, and voting, the five (5) nominees for the positions of directors receiving the highest number of votes will be elected. Proxies cannot be voted for more than five (5) nominees. Abstentions and "broker non-votes" will have no effect on the outcome of the vote.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED ABOVE.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended December 30, 2001, the Board held five (5) meetings. Each director serving on the Board in fiscal year 2001 attended at least 75% of the meetings of the Board and the Committees on which he served.

     The Board of Directors has two standing committees, an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

     The members of the Audit Committee during 2001 were Messrs. Cardwell, Welborn and Wessels. The functions of the Audit Committee include recommending to the Board the retention of independent public auditors, reviewing and approving the planned scope, proposed fee arrangements and results of the Company's annual audit, reviewing the adequacy of accounting and financial controls and reviewing the independence of the Company's auditors. The Audit Committee held five (5) meetings during the fiscal year ended December 30, 2001. The Audit Committee is composed of independent directors as defined by the National Association of Securities Dealers' listing standards. Information regarding the functions performed by the Committee is set forth in the "REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS" included in this annual proxy statement. The Audit Committee is governed by a written charter approved by the Board of Directors.


     The members of the Compensation Committee during 2001 were Messrs. Cardwell and Welborn. The Compensation Committee's function is to review and approve salary and bonus levels and stock option grants for executive officers and key employees. During the fiscal year ended December 30, 2001, the Compensation Committee held five (5) meetings. For additional information concerning the Compensation Committee, see "REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION."

                              PROPOSAL NUMBER TWO

                          APPROVAL OF AMENDMENT TO THE
             P.F. CHANG'S CHINA BISTRO, INC. 1998 STOCK OPTION PLAN

     The P.F. Chang's China Bistro, Inc. 1998 Stock Option Plan (the "1998 Plan") provides for the grant of stock options to employees, directors and consultants of the Company. The Company believes that its ability to offer stock options is an important factor in attracting, retaining and motivating employees and other service providers in a competitive marketplace.

     A stock option enables its recipient to purchase a specified number of shares of Common Stock at a price determined at the time the option is granted. If the Company's stock price increases, the optionee may benefit by exercising the stock option to purchase shares of Common Stock at the fixed price and selling them at the higher market price. Stock options are often said to align the optionee's interests with those of the stockholders because they are intended to motivate optionees to work in ways that increase the value of the Company's Common Stock. In addition, because stock options typically become exercisable in periodic installments over a number of years of continued service, they provide optionees with an incentive to continue to provide services to the Company.

     The 1998 Plan enables the Company to grant stock options on a discretionary basis to employees, directors and consultants of the Company. It also establishes a program of periodic, automatic grants of stock options to the non-employee members of the Board. The key terms of these non-employee director options are specified in the 1998 Plan and are non-discretionary. Stock options granted under the 1998 Plan may be incentive stock options governed by Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonstatutory stock options.

PROPOSED AMENDMENT

     To ensure that the Company will continue to have a reasonable number of shares available for future stock option grants, the Board has adopted an amendment to the 1998 Plan, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the 1998 Plan by 500,000 shares. The Company now seeks stockholder approval of this amendment.


     As of February 15, 2002, there were 37,397 shares of Common Stock available for future grants under the 1998 Plan, not including the shares subject to this proposal. The Board believes that this number will not be sufficient to meet the Company's anticipated needs.


SUMMARY OF THE PROVISIONS OF THE 1998 PLAN

     The following summary of the 1998 Plan is qualified in its entirety by the specific language of the 1998 Plan, a copy of which is available to any stockholder upon request.


     General. The 1998 Plan provides for the grant of incentive stock options ("ISOs") and nonstatutory stock options. As of February 15, 2002, the Company had issued options under the 1998 Plan to purchase an aggregate of 642,603 shares at a weighted average exercise price of $27.16 per share.


     Shares Subject to Plan. A total of 680,000 shares of the Company's Common Stock (the "Share Reserve") have been reserved for issuance under the Company's 1998 Plan. In addition, the Share Reserve will be increased if any outstanding options issued under the 1997 Restaurant Management Plan and the 1996 Employee Stock Option Plan (collectively, the "Prior Plans") expire or are canceled, or if the Company exercises its right to repurchase unvested shares of stock which were acquired upon exercise of options granted under the Prior Plans. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments will be made to the shares subject to the 1998 Plan, and to outstanding options. To the extent any outstanding option under the 1998 Plan expires or terminates prior to exercise in full or if shares issued upon exercise of an option are repurchased by the Company, the shares of Common Stock for which such option is not exercised or the repurchased shares are returned to the 1998 Plan and will again be available for issuance under the 1998 Plan.

     Administration. The 1998 Plan is administered by the Board of Directors or the Compensation Committee of the Board. With respect to the participation of individuals whose transactions in the Company's equity securities are subject to
Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the 1998 Plan must be administered in compliance with the requirements, if any, of Rule 16b-3 under the Exchange Act. Subject to the provisions of the 1998 Plan, the Board determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an ISO or a nonstatutory stock option, the terms of vesting and exercisability of each option, including the effect thereon of an optionee's termination of service, the type of consideration to be paid to the Company upon exercise of an option, the duration of each option, and all other terms and conditions of the options. The 1998 Plan also provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the 1998 Plan. The Board will interpret the 1998 Plan and options granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the 1998 Plan or any option.

     Eligibility. Generally, all employees, directors and consultants of the Company or of any present or future parent or subsidiary corporations of the Company are eligible to participate in the 1998 Plan. In addition, the 1998 Plan also permits the grant of options to prospective employees, consultants and directors in connection with written offers of employment or engagement. Any person eligible under the 1998 Plan may be granted a nonstatutory stock option. However, only employees may be granted ISOs. The 1998 Plan includes an automatic grant program for outside directors. Pursuant to this program, each outside director will be granted an option to purchase 15,000 shares of Common Stock at the time he or she is first elected or appointed a director of the Company. In addition, each outside director remaining in office on the day following each annual meeting of stockholders will be granted an option to purchase 7,500 shares.

     Terms and Conditions of Options. Each option granted under the 1998 Plan is evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 1998 Plan. The exercise price per share must equal at least the fair market value of a share of the Company's Common Stock on the date of grant of an ISO and at least 85% of the fair market value of a share of the Common Stock on the date of grant of a nonstatutory stock option. The exercise price of any ISO granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a "10% Stockholder") must be at least 110% of the fair market value of a share of the Company's Common Stock on the date of grant. The fair market value of the Company's Common Stock is based on the trading price of the Company's shares on the Nasdaq National Market.

     Generally, the exercise price may be paid in cash, by check, or in cash equivalent, by tender of shares of the Company's Common Stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale or a loan with respect to some or all of the shares of Common Stock being acquired upon the exercise of the option, by means of a promissory note, by any lawful method approved by the Board or by any combination of these. The Board may nevertheless restrict the forms of payment permitted in connection with any option grant.

     Options granted under the 1998 Plan will become exercisable and vested at such times as are specified by the Board. Generally, options granted under the 1998 Plan are exercisable on and after the date of grant, subject to the right of the Company to reacquire at the optionee's exercise price any unvested shares held by the optionee upon termination of employment or service with the Company or if the optionee attempts to transfer any unvested shares. Shares subject to options generally vest in installments, subject to the optionee's continued employment or service. Currently, the maximum term of ISOs granted under the 1998 Plan is ten years, except that an ISO granted to a 10% Stockholder may not have a term longer than five years. The 1998 Plan authorizes the Board to grant nonstatutory stock options having a term in excess of ten years. Options are nontransferable by the optionee other than by will or by the laws of descent and distribution and are exercisable during the optionee's lifetime only by the optionee.

     Change in Control. The 1998 Plan provides that a "Change in Control" occurs in the event of (i) a sale or exchange by the stockholders of more than 50% of the Company's voting stock, (ii) a merger or consolidation involving the Company, (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company, or (iv) a liquidation or dissolution of the Company, wherein, upon any such event, the stockholders of the Company immediately before such event do not retain direct or indirect beneficial ownership of at least 50% of the total combined voting power of the voting stock of the Company, its successor, or the corporation to which the assets of the Company were transferred. Upon a Change in Control, the Board may arrange for the acquiring or successor corporation to assume or substitute new options for the options outstanding under the 1998 Plan. To the extent that the options outstanding under the 1998 Plan are not assumed, substituted for, or exercised prior to such event, they will terminate.

     Termination or Amendment. The Board may terminate or amend the 1998 Plan at any time, but without stockholder approval, the Board may not amend the 1998 Plan to increase the total number of shares of Common Stock reserved for issuance thereunder, change the class of persons eligible to receive ISOs, or expand the class of persons eligible to receive nonstatutory stock options without stockholder approval. No amendment may adversely affect an outstanding option without the consent of the optionee, unless the amendment is required to preserve the option's status as an ISO or is necessary to comply with any applicable law.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE 1998 PLAN

     The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the 1998 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

     ISOs. An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an ISO qualifying under Section 422 of the Code. Optionees who do not dispose of their shares for two years following the date the option was granted or within one year following the exercise of the option will normally recognize a mid-term or long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the determination date (as discussed under "Nonstatutory Stock Options" below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

     The difference between the option exercise price and the fair market value of the shares on the determination date of an ISO (as discussed below) is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

     Nonstatutory Stock Options. Options not designated or qualifying as ISOs will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as a result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares are transferable or (ii) the date on which the shares are not subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service not later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of a majority of the votes cast on the proposal at the annual meeting of stockholders, at which a quorum representing a majority of all outstanding shares of the Company's Common Stock is present, either in person or by proxy, is required for approval of this proposal. Votes for or against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum. However, abstentions and "broker non-votes" will have no effect on the outcome of this vote.

     The Board of Directors believes that approval of the increase in the number of shares reserved for issuance under the 1998 Plan is in the best interest of P.F. Chang's China Bistro, Inc. and its stockholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE 1998 PLAN.

                             PROPOSAL NUMBER THREE

           APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

BACKGROUND


     Under Delaware law, the Company may only issue shares of Common Stock to the extent such shares have been authorized for issuance under the Company's Certificate of Incorporation, as amended ("Certificate"). The Certificate currently authorizes the issuance by the Company of up to 20,000,000 shares of Common Stock, $0.001 par value. However, as of February 15, 2002, 11,994,327 shares of the Company's Common Stock were issued and outstanding and 1,973,857 unissued shares of Common Stock were reserved for issuance under the Company's equity compensation plans, leaving 6,031,816 shares of Common Stock unissued and unreserved. If the Company's stockholders approve Proposal Number Two regarding an increase in the maximum number of shares issuable under the Company's Option Plan, only 5,531,816 shares of Common Stock will remain unissued and unreserved. In order to ensure sufficient shares of Common Stock will be available to the Company, the Board of Directors approved, subject to stockholder approval, amending the Company's Certificate of Incorporation to increase the number of shares of such Common Stock authorized for issuance from 20,000,000 to 40,000,000.


PURPOSE AND EFFECT OF THE AMENDMENT

     The principal purpose of the proposed amendment to the Certificate is to authorize additional shares of Common Stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to permit future stock dividends or stock splits, to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, provide equity incentives to employees and officers or other corporate purposes. The Board of Directors has no current intention to split the outstanding Common Stock by declaring a stock dividend, and the declaration and payment of such a stock dividend by the Board would be contingent upon several factors, including the market price of the Company's stock, the Company's expectations about future performance, and the Company's beliefs about general stock market trends. The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of Common Stock. The Board of Directors has no present agreement, arrangement or intention to issue any of the shares for which approval is sought. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law.

     The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.

     The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

     The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

     If the proposed amendment is approved by the stockholders, Article IV of the Company's Certificate will be amended to read as follows:

          FOURTH: The aggregate number of all classes of shares which the Corporation shall have authority to issue is Fifty Million (50,000,000) shares divided into two classes of which Ten Million (10,000,000) shares of par value $.001 per share shall be designated Preferred Stock and Forty Million (40,000,000) shares of par value $.001 per share shall be designated Common Stock.

          At all times, each holder of Common Stock of the Corporation shall be entitled to one vote for each share of Common Stock held by such stockholder standing in the name of such stockholder on the books of the Corporation.

          The Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in one or more series, to establish the number of shares to be included in each such series, and to fix the designations, powers, preferences, and rights of the shares of each such series, and any qualifications, limitations, or restrictions thereof.

     The additional shares of Common Stock to be authorized pursuant to the proposed amendment will have a par value of $0.001 per share and be of the same class of Common Stock as is currently authorized under the Certificate. The Company does not have any current intentions, plans, arrangements, commitments or understandings to issue any shares of its capital stock except in connection with its existing stock option and purchase plans.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of a majority of the shares of outstanding Common Stock is required for approval of this proposal. Abstentions and "broker non-votes" will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 40,000,000 SHARES.

                              PROPOSAL NUMBER FOUR

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to ratification by the stockholders, the Board of Directors has reappointed Ernst & Young LLP as independent public auditors to audit the consolidated financial statements of the Company for the fiscal year ending December 29, 2002. Ernst & Young LLP has acted in such capacity since its appointment during the fiscal year ended December 31, 1995. A representative of Ernst & Young LLP is expected to be present at the annual meeting of stockholders with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

     The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 30, 2001 by Ernst & Young LLP:

Audit Fees..................................................  $122,000
Financial Information Systems Design and Implementation
  Fees......................................................  $      0
All Other Fees..............................................  $257,000


     All Other Fees include audit-related fees for the filing of the Company's Form S-3 and pension audits (totaling $35,000) as well as non-audit fees relating to tax compliance services (totaling $184,000) and state income tax planning services (totaling $38,000).


     The Audit Committee has considered the role of Ernst & Young LLP in providing non-audit services to the Company and has concluded that such services are compatible with Ernst & Young LLP's independence as the Company's auditors.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of a majority of the stock having voting power present in person or represented by proxy at the annual meeting of stockholders, at which a quorum representing a majority of all outstanding shares of P.F. Chang's China Bistro, Inc., common stock is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum, but will not be counted as having been voted on the proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF ERNST & YOUNG LLP AS P.F. CHANG'S INDEPENDENT PUBLIC AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 29, 2002.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of February 15, 2002, with respect to the beneficial ownership of the Company's Common Stock by:

     - all persons known by us to be the beneficial owners of more than 5% of our outstanding common stock;

     - each of our directors and director-nominees;

     - each of the executive officers named in the Summary Compensation Table below; and

     - all of our executive officers and directors as a group.

     The percentage of class is calculated on the basis of 11,994,327 shares of common stock outstanding, except that shares of common stock underlying options exercisable within 60 days of February 15, 2002 are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of the holders of such options. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated, the address for each beneficial owner is c/o the Company, 15210 N. Scottsdale Road, Suite 300, Scottsdale, AZ 85254.


                                                                   SHARES OWNED(1)
                                                              -------------------------
                                                               NUMBER     PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER(2)                       OF SHARES     CLASS(3)
---------------------------------------                       ---------   -------------
FMR Corp(4).................................................  1,791,590       14.9%
  Fidelity Management & Research Company
  82 Devonshire Street
  Boston, MA 02109
American Express Financial Corporation(7)...................  1,172,291        9.8
  200 AXP Financial Center
  Minneapolis, MN 55474
Paul M. Fleming(6)..........................................  1,107,640        9.2
Arbor Capitol Management, LLC(9)............................    950,500        7.9
  One Financial Plaza
  120 South 6th Street, Suite 1000
  Minneapolis, MN 55402
T. Rowe Price Associates, Inc.(5)...........................    916,100        7.6
  100 E. Pratt Street
  Baltimore, MD 21202
Pilgrim Baxter & Associates, Ltd(8).........................    893,200        7.4
  1400 Liberty Ridge Drive
  Wayne, PA 19087-5593
Capital Research and Management Company(10).................    875,500        7.3
  333 South Hope Street, 55th Floor
  Los Angeles, CA 90071
Richard L. Federico(11).....................................    437,465        3.6
Robert T. Vivian(12)........................................    135,876        1.1
Frank Ziska(13).............................................     71,500          *
James G. Shennan, Jr.(14)...................................     65,321          *
R. Michael Welborn(15)......................................     32,500          *
F. Lane Cardwell, Jr.(16)...................................     31,000          *
Kenneth J. Wessels (17).....................................     22,500          *
Kristina K. Cashman (18)....................................     16,800          *
Executive Officers and Directors as a group (9
  persons)(19)..............................................  1,920,602       16.0

---------------

  *  Less than 1%

 (1) Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options. Except as otherwise noted, options granted under the P.F. Chang's China Bistro, Inc., 1998 Stock Option Plan are immediately exercisable, subject to the Company's right to repurchase unvested shares upon termination of employment at a price equal to the option exercise price.

 (2) Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the address for each person or entity named above is c/o P.F. Chang's China Bistro, Inc., 15210 N. Scottsdale Rd., Ste. 300, Scottsdale, AZ 85254.

 (3) See Note 1. Calculated on the basis of 11,994,327 shares of Common Stock outstanding as of February 15, 2002.

 (4) Based solely on a Schedule 13G/A filed by FMR Corp. with the Securities Exchange Commission on February 14, 2002. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 1,485,650 shares of Common Stock of P.F. Chang's as a result of acting as investment adviser to various investment companies (the "Funds"). Fidelity Contrafund is one such investment company and it owns 1,065,800 shares of the Common Stock of P.F. Chang's. Edward C. Johnson 3d as Chairman of FMR Corp., FMR Corp. through its control of Fidelity, and the Funds each has sole power to dispose of the 1,485,650 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Funds' Boards of Trustees. Fidelity Management Trust Company ("Fidelity Trust"), a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 206,440 shares of the Common Stock of P.F. Chang's as a result of its serving as investment manager of the institutional accounts. Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Trust each has sole dispositive power over 206,440 shares and sole power to vote or to direct the voting of 206,440 shares of Common Stock owned by the institutional accounts. Fidelity International Limited is the beneficial owner of 99,500 shares of the Common Stock of P.F. Chang's as a result of its provision of investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors.

 (5) Based solely on a Schedule 13G/A filed jointly by T. Rowe Price Associates, Inc. ("Price Associates") and T. Rowe Price New Horizons Fund, Inc. ("Price Horizons") with the Securities Exchange Commission on February 13, 2002. Price Associates has sole voting power with respect to 79,100 shares of Common Stock of P.F. Chang's and sole dispositive power with respect to 916,100 shares of Common Stock of P.F. Chang's. Price Horizons has sole voting power with respect to 800,000 shares of Common Stock of P.F. Chang's.

 (6) Includes 301,640 shares subject to options which are exercisable within 60 days of February 15, 2002. Mr. Fleming is not standing for re-election to the Board of Directors at this annual meeting of stockholders.

 (7) Based solely on a Schedule 13G filed by American Express Financial Corporation ("AEFC") with the Securities and Exchange Commission on February 7, 2002. AEFC has shared voting power with respect to 1,064,870 shares of Common Stock of P.F. Chang's. AEFC has shared dispositive power with respect to 1,172,291 shares of Common Stock of P.F. Chang's.

 (8) Based solely on a Schedule 13G/A filed by Pilgrim Baxter & Associates, Ltd. ("Pilgrim") with the Securities and Exchange Commission on February 13, 2002. Pilgrim has sole power to vote or to direct the vote of 590,500 shares of Common Stock of P.F. Chang's. Pilgrim has sole power to dispose of or to direct the disposition of 893,200 shares of Common Stock of P.F. Chang's.

 (9) Based solely on a Schedule 13G/A filed jointly by Arbor Capital Management, LLC ("Arbor") and Rick D. Leggott with the Securities and Exchange Commission on February 8, 2002. Arbor is an investment advisor registered under Section 2-03 of the investment Advisers Act of 1940. Mr. Leggott is the CEO and majority shareholder of Arbor. Arbor has been granted discretionary dispositive power over its clients' securities and in some instances has voting power over such securities, but such discretionary authority may be revoked in whole or in part at any time. Arbor and Mr. Leggott have sole voting power with respect to 809,100 shares of Common Stock of P.F. Chang's. Arbor and Mr. Leggott have sole dispositive power with respect to 950,500 shares of Common Stock of P.F. Chang's.

(10) Based solely on a Schedule 13G filed jointly by Capital Research and Management Company ("CRMC") and SMALLCAP World Fund, Inc. ("SMALLCAP") with the Securities and Exchange Commission on February 11, 2002. CRMC is deemed to be the beneficial owner of 875,500 shares of the Common Stock of P.F. Chang's as a result of acting as investment adviser to various investment companies. SMALLCAP which is advised by CRMC is the beneficial owner of 765,500 shares of the Common Stock of P.F. Chang's.

(11) Includes 387,465 shares subject to options which are exercisable within 60 days of February 15, 2002.

(12) Includes 119,390 shares subject to options which are exercisable within 60 days of February 15, 2002.

(13) Includes 71,500 shares subject to options which are exercisable within 60 days of February 15, 2002.


(14)Includes 30,260 shares held by the Shennan 1995 Trust and 5,061 shares held by the Shennan Family Partnership. Includes 30,000 shares subject to options which are exercisable within 60 days of February 15, 2002.



(15) Includes 32,500 shares subject to options which are exercisable within 60 days of February 15, 2002.



(16) Includes 30,000 shares subject to options which are exercisable within 60 days of February 15, 2002.



(17) Includes 22,500 shares subject to options which are exercisable within 60 days of February 15, 2002.


(18) Includes 16,800 shares subject to options which are exercisable within 60 days of February 15, 2002.


(19) Includes 1,011,795 shares subject to options which are exercisable within 60 days of February 15, 2002.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

     Executive Officers. The following executive officers of the Company held the following positions as of February 15, 2002:


NAME                                            POSITION HELD WITH THE COMPANY       AGE
----                                            ------------------------------       ---
Richard L. Federico........................  Chairman, Chief Executive Officer and   47
                                             Director
Robert T. Vivian...........................  President                               43
Frank Ziska................................  Chief Development Officer               54
Kristina K. Cashman........................  Chief Financial Officer and Secretary   35


     Mr. Federico is being considered for re-election to the position of director of the Company. See "Director Nominees" for a discussion of Mr. Federico's business experience.

     Robert T. Vivian has served as President since December 2000. Prior to December, Mr. Vivian served as Chief Financial Officer of P.F. Chang's China Bistro, Inc. since joining the Company in 1996. From January 1991 to April 1996, Mr. Vivian served in a variety of positions at Brinker International, Inc., the most recent of which was Vice President of Investor Relations. In this capacity, Mr. Vivian was responsible for dissemination of financial information and corporate communications to Brinker's stockholders.

     Frank Ziska has served as Chief Development Officer since June 1998. Prior to joining the Company, from 1994 to June 1998, Mr. Ziska served as Managing Director of United States and Canadian Operations for Cushman & Wakefield Worldwide, a real estate brokerage firm. Prior to that time, beginning in 1989, Mr. Ziska served as Managing Director and Branch Manager of Arizona Operations for Cushman & Wakefield of Arizona, Inc.


     Kristina K. Cashman has served as Chief Financial Officer since December 2001. During most of 2001, Ms. Cashman served as Secretary and Director of Finance for the Company. Prior to 2001, Ms. Cashman served as Controller for the Company since joining P.F. Chang's China Bistro, Inc. in 1996. Prior to 1996, Ms. Cashman served in a variety of positions at Ernst & Young LLP, the most recent of which was Audit Manager.

     The following table sets forth information for the fiscal year ended December 30, 2001 concerning the compensation of the Chairman and Chief Executive Officer of the Company and each of the other most highly compensated executive officers of the Company as of December 30, 2001, whose total salary and bonus for the year ended December 30, 2001, exceeded $100,000.

                           SUMMARY COMPENSATION TABLE


                                                                                    LONG TERM
                                                                                   COMPENSATION
                                                         ANNUAL COMPENSATION          AWARDS
                                                      --------------------------   ------------
                                                                                    SECURITIES
NAME AND                                                                            UNDERLYING
PRINCIPAL POSITION                                    YEAR    SALARY    BONUS(1)     OPTIONS
------------------                                    ----   --------   --------   ------------
Richard L. Federico.................................  2001   $425,000   $220,000      35,000
  Chairman and Chief Executive Officer                2000    375,000    190,000      28,500
                                                      1999    325,000    219,000      30,000
Robert T. Vivian....................................  2001    240,000    136,000      30,000
  President                                           2000    200,000     80,000      34,500
                                                      1999    170,000    102,000      22,500
Frank Ziska.........................................  2001    185,000     75,000      20,000
  Chief Development Officer                           2000    165,000     51,000      20,000
                                                      1999    150,000     71,000      15,000
Kristina K. Cashman.................................  2001    125,000     40,000       6,000
  Chief Financial Officer and Secretary               2000    100,000     25,000       4,000
                                                      1999     85,000     19,000       3,500


---------------

(1) Amounts earned were determined by the Company's Compensation Committee. See "Report of the Compensation Committee of the Board of Directors on Executive Compensation."

     The following table provides the specified information concerning grants of options to purchase the Company's Common Stock made during the fiscal year ended December 30, 2001, to the persons named in the Summary Compensation Table.

                       OPTION GRANTS IN FISCAL YEAR 2001

                                             INDIVIDUAL GRANTS
                          -------------------------------------------------------
                          NUMBER OF     PERCENT OF
                          SHARES OF       TOTAL                                     POTENTIAL REALIZABLE VALUE
                            COMMON       OPTIONS                                      AT ASSUMED ANNUAL RATES
                            STOCK       GRANTED TO                                  OF STOCK PRICE APPRECIATION
                          UNDERLYING   EMPLOYEES IN                                     FOR OPTION TERM(1)
                           OPTIONS     FISCAL YEAR    EXERCISE PRICE   EXPIRATION   ---------------------------
NAME                      GRANTED(2)     2001(3)       PER SHARE(4)       DATE          5%             10%
----                      ----------   ------------   --------------   ----------   -----------   -------------
Richard L. Federico.....    35,000        10.88%          $38.47        07/01/11     $846,775      $2,145,895
Robert T. Vivian........    30,000         9.32            38.47        07/01/11      725,807       1,839,338
Frank Ziska.............    20,000         6.22            38.47        07/01/11      483,872       1,226,225
Kristina K. Cashman.....     6,000         1.86            38.47        07/01/11      145,161         367,868

---------------

(1) Potential Realizable Value is net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation, in accordance with the Securities and Exchange Commission ("SEC") rules. Actual gains, if any, on stock option exercises are dependent upon future performance of the Company and related Common Stock price levels during the terms of the options, overall market conditions and the option holders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

(2) Options granted in fiscal year 2001 under the Company's 1998 Stock Option Plan generally vest over a five year period, with 20% of the options vesting one year after the date of grant and the balance vesting in equal monthly installments.

(3) Based upon options granted to purchase an aggregate of 321,750 shares of Common Stock.

(4) All options listed were granted at market value on the date of grant as determined by the Company's Board of Directors.

     The following table provides the specified information concerning unexercised options held as of December 30, 2001, by the persons named in the Summary Compensation Table.

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2001
                       AND FISCAL YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED                IN-THE-MONEY
                                                            OPTIONS AT 12/30/01             OPTIONS AT 12/30/01(1)
                       SHARES ACQUIRED      VALUE      ------------------------------   ------------------------------
NAME                     ON EXERCISE     REALIZED(3)   EXERCISABLE(2)   UNEXERCISABLE   EXERCISABLE(2)   UNEXERCISABLE
----                   ---------------   -----------   --------------   -------------   --------------   -------------
Richard L.
  Federico...........      100,000       $3,328,750       387,465            --          $15,103,954          --
Robert T. Vivian.....           --               --       119,390            --            2,851,580          --
Frank Ziska..........        7,000          172,100        71,500            --            1,545,050          --
Kristina K. Cashman..        3,000          101,880        16,800            --              364,283          --

---------------

(1) Calculated by determining the difference between the fair market value of the securities underlying the options at December 30, 2001, based on the closing selling price of the Common Stock on December 30, 2001 of $48.71 by the Nasdaq National Market, and the exercise price of the Named Executive Officers' options.

(2) All options issued to the Named Executive Officers are immediately exercisable. However, unvested shares are subject to a right of repurchase on behalf of the Company in the event of the Named Executive Officer's termination of service with the Company.

(3) Value realized is calculated by subtracting the aggregate exercise price of the options exercised from the aggregate market value of the shares of Common Stock acquired on the date of exercise.

COMPENSATION OF DIRECTORS

     Directors who are not P.F. Chang's employees do not receive any compensation for serving on our Board of Directors. We reimburse non-employee directors for reasonable costs and expenses incurred in attending Board of Directors' meetings. Directors who are not employees of the Company receive grants of stock options pursuant to the Company's 1998 Stock Option Plan. A new director who is not an employee of the Company will receive an option to purchase 15,000 shares of Company Common Stock at the beginning of such director's term, subject to vesting over a five-year period. Non-employee directors are eligible to participate in the automatic option grant program whereby upon re-election, each director receives a fully-vested non-qualified stock option grant for 7,500 shares of our Common Stock.

     Directors who are P.F. Chang's employees receive no additional compensation for serving on the Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the last fiscal year, executive compensation was administered by the Compensation Committee comprised of two non-employee directors of the Company,
F. Lane Cardwell, Jr. and R. Michael Welborn. Mr. Federico, our Chairman and Chief Executive Officer during the last fiscal year, participated in the deliberations of the Compensation Committee regarding executive compensation that occurred during 2001, but did not take part in the deliberations regarding his own compensation. Mr. Federico's participation in the deliberations of the Compensation Committee included providing information on the performance of people who work at the Company and advisory recommendations regarding appropriate levels of compensation for the Company's officers.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     We entered into an employment agreement with Paul M. Fleming on January 1, 1996. Pursuant to the terms of the agreement, Mr. Fleming is currently serving as a director and was one of our employees for a term which expired December 31, 1998. On September 2, 1998, we amended the employment agreement to provide for Mr. Fleming's transition from an employee to one of our consultants. Pursuant to the terms of the employment agreement, as amended, we retained Mr. Fleming as a consultant through March 2001 and nominated him as a director each year during the period beginning January 1, 1999 and ending December 30, 2001. Beginning January 1, 1999, Mr. Fleming was compensated for services rendered as a consultant and reimbursed for all actual, out-of-pocket expenses incurred in providing such services through March 1, 2001, at which time his consulting agreement expired. The agreement prohibits Mr. Fleming from competing with us in the area of Chinese and Asian food concepts during the term of the agreement and for two years after the termination thereof. Mr. Fleming will not stand for re-election to the Board in 2002.

REGISTRATION RIGHTS

     Executive officers, directors, principal stockholders and affiliates of such individuals or entities who hold shares of common stock issued upon conversion of our Series A Preferred Stock and Series B Preferred Stock, or their permitted transferees are entitled to certain rights with respect to the registration of such shares under the Securities Act of 1933, as amended. If the Company proposes to register any of its securities under the Securities Act for its own account, these stockholders are entitled to notice of such registration and are entitled to include shares of Common Stock therein, provided, among other conditions, that the underwriters of any such offering have the right to limit the number of shares included in such registration.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since January 1998, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000, and in which any director, executive officer or holder of more than 5% of any class at voting securities of the Company and members of such person's family had or will have a direct or indirect material interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

     Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders were complied with and filed in a timely manner.

                      REPORT OF THE COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     F. Lane Cardwell, Jr. and R. Michael Welborn are members of the Compensation Committee. Each of these individuals is a non-employee member of the Company's Board of Directors. For fiscal year ended 2001, all decisions concerning executive compensation were made by the Compensation Committee. The Compensation Committee is responsible for setting and administering the policies governing annual compensation of the executive officers of the Company. The Compensation Committee reviews the President's recommendations regarding the performance and compensation levels for executive officers, other than the Company's President and Chief Executive Officer.

OVERVIEW

     The goals of the Company's executive officer compensation policies are to attract, retain and reward executive officers who contribute to the Company's success, to align executive officer compensation with the Company's performance and to motivate executive officers to achieve the Company's business objectives. The Company uses salary, bonus compensation and option grants to attain these goals. The Compensation Committee reviews compensation surveys and other data to enable the Compensation Committee to compare the Company's compensation package with that of similarly-sized restaurant.

SALARY

     Base salaries of executive officers are reviewed annually, and if deemed appropriate, adjustments are made based on individual executive officer performance, scope of responsibilities and levels paid by similarly-sized restaurant companies. In determining the salaries of the executive officers, the Compensation Committee considered information provided by the Company's Chief Financial Officer, and may from time to time consider salary surveys and similar data prepared by an employment compensation consulting firm.

     The Chairman and Chief Executive Officer is responsible for evaluating the performance of all other executive officers and recommends salary adjustments which are reviewed and approved by the Compensation Committee. In addition to considering the performance of individual executive officers and information concerning competitive salaries, significant weight is placed on the financial performance of the Company in considering salary adjustments.

BONUS COMPENSATION

     Cash bonuses for each executive officer are set annually by the Compensation Committee and are specifically weighted for identified financial, management, strategic and operational goals. Performance against the established goals is determined annually by the Compensation Committee and, based on such determination, the Compensation Committee approves payment of appropriate bonuses.

STOCK OPTIONS

     The Company strongly believes that equity ownership by executive officers provides incentives to build stockholder value and align the interests of executive officers with the stockholders. The size of an initial option grant to an executive officer has generally been determined with reference to similarly-sized restaurant companies, the responsibilities and future contributions of the executive officer, as well as recruitment and retention considerations. In fiscal year 2001, the Chairman and Chief Executive Officer recommended to the Board of Directors, and the Board of Directors approved, stock option grants under the Company's 1998 Stock Option Plan to certain of the executive officers.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Richard L. Federico has served as the President of the Company since February 1996, Chief Executive Officer of the Company since September 1997 and Chairman of the Company since December 2000. Mr. Federico's fiscal year 2001 compensation, including a base salary of $425,000, was set by the Committee in April 2001. The Compensation Committee reviewed Mr. Federico's performance with regard to performance objectives, weighted among specific personal and corporate objectives, in determining his eligibility for bonus compensation. Mr. Federico's bonus compensation earned in fiscal year 2001 was $220,000.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company has considered the provisions of the Code and the related regulations of the Internal Revenue Service which restrict deductibility of executive compensation paid to each of the five most highly compensated executive officers at the end of any fiscal year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under the statute or regulations. Income from options granted under the 1998 Plan and 1997 Plan should qualify for an exemption from these restrictions. The Compensation Committee does not believe that other components of the Company's compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future and therefore concluded that no further action with respect to qualifying such compensation for deductibility was necessary at this time. In the future, the Compensation Committee will continue to evaluate the advisability of qualifying its executive compensation for deductibility of such compensation. The Compensation Committee's policy is to qualify its executive compensation for deductibility under applicable tax laws as practicable.

                                          COMPENSATION COMMITTEE

                                          F. Lane Cardwell, Jr.
                                          R. Michael Welborn

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     F. Lane Cardwell, Jr., R. Michael Welborn and Kenneth J. Wessels are members of the Audit Committee. Each of these individuals is a non-employee member of the Company's Board of Directors. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee reviewed and discussed the audited financial statements with management. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management. The Company has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 and considered the compatibility of nonaudit services with the auditors' independence. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held five meetings during fiscal year 2001.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 30, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company's independent auditors.

                                          AUDIT COMMITTEE

                                          F. Lane Cardwell, Jr.
                                          R. Michael Welborn
                                          Kenneth J. Wessels

                        COMPARISON OF STOCKHOLDER RETURN

     Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Company's Common Stock with the cumulative total return of (i) the Nasdaq National Market and, (ii) the Russell 2000 Index for the period commencing December 4, 1998 through fiscal year ended December 30, 2001.

COMPARISON OF CUMULATIVE TOTAL RETURN FROM DECEMBER 4, 1998 THROUGH DECEMBER 30,
                                    2001(1)
  P.F. CHANG'S CHINA BISTRO, INC., NASDAQ NATIONAL MARKET, RUSSELL 2000 INDEX

                        [P.F. CHANG'S PERFORMANCE CHART]

-------------------------------------------------------------------------------------------------------------
                                             12/4/98(2)     12/27/98     01/02/00     12/31/00     12/30/01
-------------------------------------------------------------------------------------------------------------
 P.F. CHANG'S CHINA BISTRO, INC...........    $100.00       $154.17      $207.29      $261.98      $394.14
 NASDAQ NATIONAL MARKET...................     100.00        108.41       204.21       122.87        97.01
 RUSSELL 2000 INDEX.......................     100.00        101.80       126.70       121.38       122.63

---------------

(1) The effective date of the Company's initial public offering was December 4, 1998. For purposes of this presentation, the Company has assumed that its initial public offering price of $12.00 would have been the closing sales price on December 3, 1998, the day prior to commencement of trading.

(2) Assumes that $100.00 was invested on December 4, 1998, in the Company's Common Stock at the initial offering price of $12.00 and at the closing sales price for each index, and that all dividends were reinvested. No dividends have been declared on the Company's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

                     STOCKHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

     The Company has an advanced notice provision in its by-laws for stockholder business to be presented at meetings of stockholders. This provision states that in order for stockholder business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice in writing to the Company's Secretary. In order to be timely, a stockholder proposal for next year's Annual Meeting of Stockholders must be received at the Company's offices at 15210 N. Scottsdale Rd., Ste. 300, Scottsdale, Arizona, 85254 by November 6, 2002 and satisfy the conditions established by the Securities and Exchange Commission, specifically, Rule 14a-8 of the Exchange Act.

                         TRANSACTION OF OTHER BUSINESS

     At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ KRISTINA K. CASHMAN
                                          --------------------------------------
                                          Kristina K. Cashman

                                          Chief Financial Officer and Secretary



March 8, 2002

                                     PROXY
                        P.F. CHANG'S CHINA BISTRO, INC.
                    Proxy for Annual Meeting of Stockholders
                      Solicited by the Board of Directors

The undersigned hereby appoint Richard L. Federico and Kristina K. Cashman, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of stock in P.F. Chang's China Bistro, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at P.F. Chang's China Bistro in Scottsdale, Arizona on April 3, 2002 at 8:00 a.m., local time, and at any adjournment thereof (1) as hereinafter specified upon the proposal listed on the reverse side and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

1. Election of Directors
   Nominees: Richard L. Federico, R. Michael Welborn, James G. Shennan, Jr.,
   F. Lane Cardwell, Jr., Kenneth J. Wessels
2. Approval of amendment to 1998 Stock Option Plan to increase the number of shares reserved for issuance thereunder by 500,000 shares.
3. Ratification of appointment of independent auditors.
4. Approval and ratification of amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR THE PROPOSAL.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                   IMPORTANT: PLEASE VOTE, DATE AND SIGN YOUR
                  PROXY AND RETURN IT IN THE ENVELOPE PROVIDED

[X] Please mark your                                                        3679
    vote as in this
    example.

A vote FOR the following proposals is recommend and by the Board of Directors:

                 FOR   WITHHELD                         FOR  AGAINST  ABSTAIN
1. Election of   [ ]     [ ]     2. Amendment to Stock  [ ]    [ ]      [ ]
   Directors                        Option Plan.
   (SEE REVERSE)

                                                        FOR  AGAINST  ABSTAIN
3. Appointment of Ernst & Young LLP as independent      [ ]    [ ]      [ ]
   auditors for the year ending December 29, 2002.


4. Amendment to Certificate of Incorporation to         [ ]    [ ]      [ ]
   increase number of authorized shares of Common
   Stock.

Even if you are planning to attend the meeting in person, you are urged to sign and mail the Proxy in the return envelope so that your stock may be represented at the meeting.

Sign exactly as your name(s) appears on your stock certificates. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their title. Please date the Proxy.

SIGNATURE(S)______________________________________________ DATE_________________

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                               ANNUAL
                                               MEETING OF
P.F. CHANG'S CHINA BISTRO, INC.                STOCKHOLDERS

                                               APRIL 3, 2002, 8:00 A.M.

                                               P.F. CHANG'S CHINA BISTRO
                                               SCOTTSDALE, ARIZONA

                         P.F. CHANG'S CHINA BISTRO, INC.

                             1998 STOCK OPTION PLAN


         1.   ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

              1.1 ESTABLISHMENT. The P.F. Chang's China Bistro, Inc. 1998 Stock Option Plan (the "PLAN") is hereby established effective as of the effective date of the initial registration by the Company of its Stock under Section 12 of the Exchange Act (the "EFFECTIVE DATE").

              1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

              1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

         2.   DEFINITIONS AND CONSTRUCTION.

              2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                   (a) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "BOARD" also means such Committee(s).

                   (b) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                   (c) "COMMITTEE" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                   (d) "COMPANY" means P.F. Chang's China Bistro, Inc., a Delaware corporation, or any successor corporation thereto.

                   (e) "CONSULTANT" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                   (f) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

                   (g) "DISABILITY" means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

                   (h) "EMPLOYEE" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

                   (i) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                   (j) "FAIR MARKET VALUE" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                        (i) If, on such date, there is a public market for the Stock, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion.

                        (ii) If, on such date, there is no public market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

                   (k) "INCENTIVE STOCK OPTION" means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

                   (l) "INSIDER" means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

                   (m) "NONEMPLOYEE DIRECTOR" means a Director of the Company who is not an Employee.

                   (n) "NONEMPLOYEE DIRECTOR OPTION" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) granted to a Nonemployee Director pursuant to the terms and conditions of the Plan. Nonemployee Director Options shall be Nonstatutory Stock Options.

                   (o) "NONSTATUTORY STOCK OPTION" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

                   (p) "OPTION" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan, including a Nonemployee Director Option. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

                   (q) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.

                   (r) "OPTIONEE" means a person who has been granted one or more Options.

                   (s) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                   (t) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

                   (u) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

                   (v) "PRIOR PLANS" means the Company's 1996 Stock Option Plan and 1997 Restaurant Management Stock Option Plan.

                   (w) "RULE 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

                   (x)  "SECTION 162(m)" means Section 162(m) of the Code.

                   (y) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                   (z) "SERVICE" means an Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. An Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. Furthermore, an Optionee's Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option unless the Optionee's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee's Option Agreement. An Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether an Optionee's Service has terminated and the effective date of such termination.

                   (aa) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

                   (bb) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

                   (cc) "TEN PERCENT OWNER OPTIONEE" means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

              2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         3.   ADMINISTRATION.

              3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

              3.2 ADMINISTRATION WITH RESPECT TO INSIDERS. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

              3.3 COMMITTEE COMPLYING WITH SECTION 162(m). If a Participating Company is a "publicly held corporation" within the meaning of Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of
Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

              3.4 POWERS OF THE BOARD. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its sole discretion:

                   (a) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

                   (b) to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

                   (c) to determine the Fair Market Value of shares of Stock or other property;

                   (d) to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee's termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

                   (e) to approve one or more forms of Option Agreement;

                   (f) to amend, modify, extend, cancel, renew, or grant a new Option in substitution for, any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

                   (g) to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee's termination of Service with the Participating Company Group;

                   (h) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

                   (i) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent consistent with the Plan and applicable law.

         4.   SHARES SUBJECT TO PLAN.

              4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be the sum of (a)____________________________ (__________) shares, (b) the number of shares of Stock, as of the date on which the Board adopted the Plan (the "ADOPTION DATE"), subject to outstanding options granted pursuant to the Prior Plans (the "PRIOR PLAN OPTIONS"), and (c) the number of shares of Stock available for future grant under the Prior Plans as of the Adoption Date (the "PRIOR PLAN AVAILABLE SHARES"), resulting in an aggregate total of five hundred sixty thousand (560,000) shares (the "SHARE RESERVE") and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. Notwithstanding the foregoing, the Share Reserve, determined at any time, shall be reduced by (a) the number of shares remaining subject to outstanding Prior Plan Options, (b) the number of shares issued upon the exercise of Prior Plan Options, and (c) the number of shares, if any, of the Prior Plan Available Shares which are issued upon the exercise of options granted under the Prior

Plans subsequent to the Effective Date. If an outstanding Option for any reason expires or is terminated or canceled, or if shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan.

              4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the share limit set forth in Section 3.4(h), in the Section 162(m) Grant Limit set forth in Section 5.4, to the automatic Nonemployee Director Option grant provisions set forth in
Section 7.1 and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 9.1) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

         5.   ELIGIBILITY AND OPTION LIMITATIONS.

              5.1 PERSONS ELIGIBLE FOR OPTIONS. Options may be granted only to Employees, Consultants and Directors. For purposes of the foregoing sentence, "Employees", "Consultants" and "Directors" shall include prospective Employees, prospective Consultants and prospective Directors to whom Options are granted in connection with written offers of employment or other service relationship with the Participating Company Group. Eligible persons may be granted more than one
(1) Option.

              5.2 OPTION GRANT RESTRICTIONS. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service as an Employee with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1. A Nonemployee Director Option may be granted only to a person who at the time of grant is a Nonemployee Director.

              5.3 FAIR MARKET VALUE LIMITATION. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having an aggregate Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

              5.4 SECTION 162(m) GRANT LIMIT. Subject to adjustment as provided in Section 4.2, at any such time as a Participating Company is a "publicly held corporation" within the meaning of Section 162(m), no Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than ___________________________ (_____________)
shares of Stock (the "SECTION 162(m) GRANT LIMIT"). An Option which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against the Section 162(m) Grant Limit for such period.

         6.   TERMS AND CONDITIONS OF OPTIONS.

              Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and, except as otherwise set forth in Section 7 with respect to Nonemployee Director Options, shall comply with and be subject to the following terms and conditions:

              6.1 EXERCISE PRICE. The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) the exercise price per share for a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the

Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

              6.2 EXERCISE PERIOD. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall have a term of ten (10) years from the effective date of the grant of the Option.

              6.3  PAYMENT OF EXERCISE PRICE.

                   (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "CASHLESS EXERCISE"), (iv) provided that the Optionee is an Employee, by cash for a portion of the aggregate exercise price not less than the par value of the shares being acquired and the Optionee's promissory note in a form approved by the Company for the balance of the aggregate exercise price, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in Section 8, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

                   (b) TENDER OF STOCK. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                   (c) CASHLESS EXERCISE. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

                   (d) PAYMENT BY PROMISSORY NOTE. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

              6.4 TAX WITHHOLDING. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Company shall have no obligation to deliver shares of Stock until the Participating Company Group's tax withholding obligations have been satisfied by the Optionee.

              6.5  EFFECT OF TERMINATION OF SERVICE.

                   (a) OPTION EXERCISABILITY. Subject to earlier termination of the Option as otherwise provided herein, an Option shall be exercisable after an Optionee's termination of Service as follows:

                        (i) DISABILITY. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "OPTION EXPIRATION DATE").

                        (ii) DEATH. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve
(12) months (or such longer or shorter period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

                        (iii) OTHER TERMINATION OF SERVICE. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability, death or Cause, as provided in Section 6.5(d) below, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within three (3) months (or such longer or shorter period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                   (b) EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.5(a) is prevented by the provisions of Section 12 below, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

                   (c) EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.5(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

                   (d) TERMINATION FOR CAUSE. Except as otherwise provided in a contract of employment or service between a Participating Company and an Optionee, and notwithstanding any other provision of the Plan to the contrary, if the Optionee's Service with the Participating Company Group is terminated for Cause as defined below, the Option shall terminate and cease to be exercisable immediately upon such termination of Service. For purposes of this Section 6.5(d), "CAUSE" shall mean any of the following: (1) the Optionee's theft, dishonesty, or falsification of any Participating Company documents or records; (2) the Optionee's improper use or disclosure of a Participating Company's confidential or proprietary information; (3) any action by the Optionee which has a detrimental effect on a Participating Company's reputation or business; (4) the Optionee's failure or inability to perform any reasonable assigned duties after written notice from the Participating Company Group of, and a reasonable opportunity to cure, such failure or inability; (5) any material breach by the Optionee of any agreement of employment or service between the Optionee and the Participating Company Group, which breach is not cured pursuant to the terms of such agreement; or (6) the Optionee's conviction (including any plea of guilty or nolo contendere) of any criminal act which impairs the Optionee's ability to perform his or her duties with the Participating Company Group. A determination by the Board that the Optionee was terminated for Cause shall be final and binding upon the Optionee for all purposes and shall not be subject to review by any governmental agency or court of law.

         7.   TERMS AND CONDITIONS OF NONEMPLOYEE DIRECTOR OPTIONS.

              Nonemployee Director Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Such Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

              7.1 AUTOMATIC GRANT. Subject to the execution by a Nonemployee Director of an appropriate Option Agreement, Nonemployee Director Options shall be granted automatically and without further action of the Board, as follows:

                   (a) INITIAL OPTION. Each person who first becomes a Nonemployee Director on or after the Effective Date shall be granted on the date such person first becomes a Nonemployee Director a Nonemployee Director Option to purchase twenty thousand (20,000) shares of Stock (an "INITIAL OPTION"); provided, however, that an Initial Option shall not be granted to a Director who previously did not qualify as a Nonemployee Director but subsequently becomes a Nonemployee Director as a result of the termination of his or her status as an Employee.

                   (b) ANNUAL OPTION. Each Nonemployee Director (including any Director who previously did not qualify as a Nonemployee Director but who subsequently becomes a Nonemployee Director) shall be granted on the date immediately following each annual meeting of the stockholders of the Company which occurs on or after the Effective Date (an "ANNUAL MEETING") a Nonemployee Director Option to purchase five thousand (5,000) shares of Stock (an "ANNUAL OPTION"); provided, however, that a Nonemployee Director granted an Initial Option on the date of an Annual Meeting shall not be granted an Annual Option pursuant to this Section on the date immediately following the same Annual Meeting.

                   (c) RIGHT TO DECLINE NONEMPLOYEE DIRECTOR OPTION. Notwithstanding the foregoing, any person may elect not to receive a Nonemployee Director Option by delivering written notice of such election to the Board no later than the day prior to the date such Nonemployee Director Option would otherwise be granted. A person so declining a Nonemployee Director Option shall receive no payment or other consideration in lieu of such declined Nonemployee Director Option. A person who has declined a Nonemployee Director Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Nonemployee Director Option would be granted pursuant to
Section 7.1(a) or (b), as the case may be.

              7.2 EXERCISE PRICE. The exercise price per share of Stock subject to a Nonemployee Director Option shall be the Fair Market Value of a share of Stock on the date the Nonemployee Director Option is granted.

              7.3 EXERCISE PERIOD. Each Nonemployee Director Option shall terminate and cease to be exercisable on the date ten (10) years after the date of grant of the Nonemployee Director Option unless earlier terminated pursuant to the terms of the Plan or the Option Agreement.

              7.4 RIGHT TO EXERCISE NONEMPLOYEE DIRECTOR OPTIONS. Except as otherwise provided in the Option Agreement, 1/5 of the shares subject to a Nonemployee Director Option shall become vested and exercisable on the first anniversary of the date on which such Option was granted, and the remaining shares shall vest in equal monthly installments over the following 48 months, provided that the Optionee's Service has not terminated prior to the relevant date.

              7.5 EFFECT OF TERMINATION OF SERVICE ON NONEMPLOYEE DIRECTOR OPTIONS.

                   (a) OPTION EXERCISABILITY. Subject to earlier termination of the Nonemployee Director Option as otherwise provided herein, a Nonemployee Director Option shall be exercisable after an Optionee's termination of Service as follows:

                        (i) DISABILITY. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Nonemployee Director Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the date of expiration of the Option Expiration Date.

                        (ii) DEATH. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, the Nonemployee Director Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Nonemployee Director Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The

Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within six (6) months after the Optionee's termination of Service.

                        (iii) OTHER TERMINATION OF SERVICE. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability or death, the Nonemployee Director Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within six (6) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                   (b) EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of a Nonemployee Director Option within the applicable time periods set forth in Section 7.5(a) is prevented by the provisions of Section 12 below, the Nonemployee Director Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Nonemployee Director Option is exercisable, but in any event no later than the Option Expiration Date.

                   (c) EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.5(a) of shares acquired upon the exercise of the Nonemployee Director Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Nonemployee Director Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

         8.   STANDARD FORMS OF OPTION AGREEMENT.

              8.1 INCENTIVE STOCK OPTIONS. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the appropriate form of Incentive Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

              8.2 NONSTATUTORY STOCK OPTIONS (OTHER THAN NONEMPLOYEE DIRECTOR OPTION). Unless otherwise provided by the Board at the time the Option is granted, an Option designated as a "Nonstatutory Stock Option" (other than a Nonemployee Director Option) shall comply with and be subject to the terms and conditions set forth in the appropriate form of Nonstatutory Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

              8.3 NONEMPLOYEE DIRECTOR OPTION. Each Nonemployee Director Option shall comply with and be subject to the terms and conditions set forth in the appropriate form of

Nonstatutory Stock Option Agreement (Nonemployee Director Option) adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

              8.4 AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 8 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

         9.   CHANGE IN CONTROL.

              9.1 DEFINITIONS. Except as otherwise determined by the Board and set forth in an Option Agreement, the following terms shall have their respective meanings set forth below:

                   (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                        (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                        (ii) a merger or consolidation in which the Company is a party;

                        (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

                        (iv)  a liquidation or dissolution of the Company.

                   (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

              9.2 EFFECT OF CHANGE IN CONTROL ON OPTIONS. In the event of a Change in Control, each holder of an unexercisable or unvested outstanding Option shall be credited with an additional two (2) years of Service as of the date ten (10) days prior to the date of the Change in Control, solely for the purpose of determining the number of exercisable and vested shares of Stock subject to the Option. The exercise or vesting of any Option that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. For purposes of this Section 9.2, an Option shall be deemed assumed if, following the Change in Control, the Option confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 9.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its sole discretion.

              9.3 NOTICE. The Company shall provide notice of a Change in Control to all holders of outstanding Options at least ten (10) days prior to the consummation of the Change in Control. The Company's notice shall summarize the principal terms of the Change in Control, including, without limitation, whether the Acquiring Corporation is assuming the outstanding Options or substituting equivalent options therefor.

         10.  PROVISION OF INFORMATION.

              Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

         11.  TRANSFERABILITY OF OPTIONS.

              During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

Notwithstanding the foregoing, a Nonstatutory Stock Option shall be assignable or transferable to the extent permitted by the Board and set forth in the Option Agreement evidencing such Option.

         12.  COMPLIANCE WITH SECURITIES LAW.

              The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

         13.  INDEMNIFICATION.

              In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

         14.  TERMINATION OR AMENDMENT OF PLAN.

              The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be
(a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2),
(b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

         IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing P.F. Chang's China Bistro, Inc. 1998 Stock Option Plan was duly adopted by the Board on _________________, 1998.



                                              _____________________________

                         P.F. CHANG'S CHINA BISTRO, INC.
                       NONSTATUTORY STOCK OPTION AGREEMENT
                             (NONEMPLOYEE DIRECTOR)

         THIS NONSTATUTORY STOCK OPTION AGREEMENT (the "OPTION AGREEMENT") is made and entered into as of the Date of Option Grant by and between P.F. Chang's China Bistro, Inc. and ___________________________ (the "OPTIONEE").

         The Company has granted to the Optionee pursuant to the P.F. Chang's China Bistro, Inc. 1998 Stock Option Plan (the "PLAN") an option to purchase certain shares of Stock, upon the terms and conditions set forth in this Option Agreement (the "OPTION").

         1.   DEFINITIONS AND CONSTRUCTION.

              1.1. DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                   (a) "DATE OF OPTION GRANT" means ___________________ , 199 __
..

                   (b) "NUMBER OF OPTION SHARES" means __________________ shares of Stock, as adjusted from time to time pursuant to Section 9.

                   (c) "EXERCISE PRICE" means $ ______________ per share of Stock, as adjusted from time to time pursuant to Section 9.

                   (d) "OPTION EXPIRATION DATE" means the date ten (10) years after the Date of Option Grant.

                   (e) "VESTED RATIO" means, on any relevant date, the ratio determined as follows:

                                                              Vested Ratio
                                                              ------------

              Prior to Initial Vesting Date                         0

              On Initial Vesting Date, provided the
              Optionee's Service has not terminated
              prior to such date                                  1/5

              Plus:

              For each full month of the Optionee's
              continuous Service from the Initial
              Vesting Date until the Vested Ratio
              equals 1/1, an additional                           1/60

                   (f) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" shall also mean such Committee(s).

                   (g) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                   (h) "COMMITTEE" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                   (i) "COMPANY" means P.F. Chang's China Bistro, Inc., a Delaware corporation, or any successor corporation thereto.

                   (j) "CONSULTANT" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                   (k) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

                   (l) "DISABILITY" means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

                   (m) "EMPLOYEE" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and who is an employee for purposes of
Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for this purpose. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

                   (n) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                   (o) "FAIR MARKET VALUE" means, as of any date, the value of a share of stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                        (i) If, on such date, there is a public market for the Stock, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion.

                        (ii) If, on such date, there is no public market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

                   (p) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                   (q) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

                   (r) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

                   (s) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                   (t) "SERVICE" means the Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining the Vested Ratio. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether the Optionee's Service has terminated and the effective date of such termination.

                   (u) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 9.

                   (v) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

              1.2. CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         2.   TAX STATUS OF OPTION.

         This Option is intended to be a nonstatutory stock option and shall not be treated as an incentive stock option within the meaning of Section 422(b) of the Code.

         3.   ADMINISTRATION.

         All questions of interpretation concerning this Option Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         4.   EXERCISE OF THE OPTION.

              4.1. RIGHT TO EXERCISE. Except as otherwise provided herein, the Option shall be exercisable on and after the Date of Option Grant and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Option Shares multiplied by the Vested Ratio less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

              4.2. METHOD OF EXERCISE. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased and the tax withholding obligations, if any, as provided in Section
4.4. The Option shall be deemed to be exercised upon receipt by the Company of such written notice, the aggregate Exercise Price, and tax withholding obligations, if any.

              4.3. PAYMENT OF EXERCISE PRICE.

                   (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash or cash equivalent, (ii) by tender to the Company of whole shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(c), or (iv) by any combination of the foregoing.

                   (b) TENDER OF STOCK. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. The Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                   (c) CASHLESS EXERCISE. A "CASHLESS EXERCISE" means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

              4.4. TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares.

              4.5. CERTIFICATE REGISTRATION. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.

              4.6. RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

              4.7. FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

         5.   NONTRANSFERABILITY OF THE OPTION.

         The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         6.   TERMINATION OF THE OPTION.

         The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

         7.   EFFECT OF TERMINATION OF SERVICE.

              7.1. OPTION EXERCISABILITY.

                   (a) DISABILITY. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                   (b) DEATH. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within six (6) months after the Optionee's termination of Service.

                   (c) OTHER TERMINATION OF SERVICE. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within six (6) months (or such other longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

              7.2. EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

              7.3. EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

         8.   CHANGE IN CONTROL.

              8.1. DEFINITIONS.

                   (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                        (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                        (ii) a merger or consolidation in which the Company is a party;

                        (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

                        (iv)  a liquidation or dissolution of the Company.

                   (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

              8.2. EFFECT OF CHANGE IN CONTROL ON OPTION. In the event of a Change in Control, the Optionee shall be credited with an additional two (2) years of Service as of the date ten (10) days prior to the date of the Change in Control, solely for purposes of determining the Vested Ratio. Any exercise or vesting of the Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. For purposes of this Section 8.2, the Option shall be deemed assumed if, following the Change in Control, the Option confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in
Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after any such event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of
Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate unless the Board otherwise provides in its sole discretion.

              8.3. NOTICE. The Company shall provide notice of a Change in Control to the Optionee at least ten (10) days prior to the consummation of a Change in Control. The Company's notice shall summarize the principal terms of the Change in Control, including, without limitation, whether the Acquiring Corporation is assuming the Option or substituting an equivalent option therefor.

         9.   ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

         In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.

         10.  RIGHTS AS A STOCKHOLDER.

         The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9.

         11.  LEGENDS.

         The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

         12.  BINDING EFFECT.

         Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         13.  TERMINATION OR AMENDMENT.

         The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8.2 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.

         14.  NOTICES.

         Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address of such party as set forth below that party's signature or at such other address as such party may designate in writing from time to time to the other party.

         15.  INTEGRATED AGREEMENT.

         This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

         16.  APPLICABLE LAW.

         This Option Agreement shall be governed by the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within the State of Delaware.

                                            P.F. CHANG'S CHINA BISTRO, INC.


                                            By: ________________________________

                                            Title: _____________________________

                                            Address: ___________________________
                                                     ___________________________



         The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

                                            OPTIONEE



Date:_____________________________          ____________________________________

                                            Optionee Address:

                                            ____________________________________

                                            ____________________________________

                         P.F. CHANG'S CHINA BISTRO, INC.
                       NONSTATUTORY STOCK OPTION AGREEMENT

         THIS NONSTATUTORY STOCK OPTION AGREEMENT (the "OPTION AGREEMENT") is made and entered into as of the Date of Option Grant by and between P.F. Chang's China Bistro, Inc. and ___________________________ (the "OPTIONEE").

         The Company has granted to the Optionee pursuant to the P.F. Chang's China Bistro, Inc. 1998 Stock Option Plan (the "PLAN") an option to purchase certain shares of Stock, upon the terms and conditions set forth in this Option Agreement (the "OPTION").

         1.   DEFINITIONS AND CONSTRUCTION.

              1.1. DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                   (a) "DATE OF OPTION GRANT" means ___________________ ,
199 __ .

                   (b) "NUMBER OF OPTION SHARES" means __________________ shares of Stock, as adjusted from time to time pursuant to Section 9.

                   (c) "EXERCISE PRICE" means $ ______________ per share of Stock, as adjusted from time to time pursuant to Section 9.

                   (d) "OPTION EXPIRATION DATE" means the date ten (10) years after the Date of Option Grant.

                   (e) "VESTED RATIO" means, on any relevant date, the ratio determined as follows:

                                                               Vested Ratio
                                                               ------------

              Prior to Initial Vesting Date                          0

              On Initial Vesting Date, provided the
              Optionee's Service has not terminated
              prior to such date                                   1/5

              Plus:

              For each full month of the Optionee's
              continuous Service from the Initial
              Vesting Date until the Vested Ratio
              equals 1/1, an additional                           1/60

                   (f) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" shall also mean such Committee(s).

                   (g) "CAUSE" means any of the following: (i) the Optionee's theft, dishonesty, or falsification of any Participating Company documents or records; (ii) the Optionee's improper use or disclosure of a Participating Company's confidential or proprietary information; (iii) any action by the Optionee which has a detrimental effect on a Participating Company's reputation or business; (iv) the Optionee's failure or inability to perform any reasonable assigned duties after written notice from the Participating Company Group of, and a reasonable opportunity to cure, such failure or inability; (v) any material breach by the Optionee of any agreement of employment or service between the Optionee and the Participating Company Group, which breach is not cured pursuant to the terms of such agreement; or (vi) the Optionee's conviction (including any plea of guilty or nolo contendere) of any criminal act which impairs the Optionee's ability to perform his or her duties with the Participating Company Group. A determination by the Board that the Optionee was terminated for Cause shall be final and binding upon the Optionee for all purposes and shall not be subject to review by any governmental agency or court of law.

                   (h) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                   (i) "COMMITTEE" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                   (j) "COMPANY" means P.F. Chang's China Bistro, Inc., a Delaware corporation, or any successor corporation thereto.

                   (k) "CONSULTANT" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                   (l) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

                   (m) "DISABILITY" means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

                   (n) "EMPLOYEE" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and who is an employee for purposes of
Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for this purpose. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

                   (o) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                   (p) "FAIR MARKET VALUE" means, as of any date, the value of a share of stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                        (i) If, on such date, there is a public market for the Stock, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion.

                        (ii) If, on such date, there is no public market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

                   (q) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                   (r) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

                   (s) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

                   (t) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                   (u) "SERVICE" means the Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining the Vested Ratio. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether the Optionee's Service has terminated and the effective date of such termination.

                   (v) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 9.

                   (w) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

              1.2. CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         2.   TAX STATUS OF OPTION.

         This Option is intended to be a nonstatutory stock option and shall not be treated as an incentive stock option within the meaning of Section 422(b) of the Code.

         3.   ADMINISTRATION.

         All questions of interpretation concerning this Option Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         4.   EXERCISE OF THE OPTION.

              4.1. RIGHT TO EXERCISE. Except as otherwise provided herein, the Option shall be exercisable on and after the Date of Option Grant and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Option Shares multiplied by the Vested Ratio less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

              4.2. METHOD OF EXERCISE. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased and the tax withholding obligations, if any, as provided in Section 4.4. The Option shall be deemed to be exercised upon receipt by the Company of such written notice, the aggregate Exercise Price, and tax withholding obligations, if any.

              4.3. PAYMENT OF EXERCISE PRICE.

                   (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash or cash equivalent, (ii) by tender to the Company of whole shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(c), or (iv) by any combination of the foregoing.

                   (b) TENDER OF STOCK. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. The Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                   (c) CASHLESS EXERCISE. A "CASHLESS EXERCISE" means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

              4.4. TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the

Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares.

              4.5. CERTIFICATE REGISTRATION. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.

              4.6. RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

              4.7. FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

         5.   NONTRANSFERABILITY OF THE OPTION.

         The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         6.   TERMINATION OF THE OPTION.

         The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

         7.   EFFECT OF TERMINATION OF SERVICE.

              7.1. OPTION EXERCISABILITY.

                   (a) DISABILITY. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                   (b) DEATH. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

                   (c) OTHER TERMINATION OF SERVICE. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability, death, or Cause, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within three (3) months (or such other longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

              7.2. EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

              7.3. EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

              7.4. TERMINATION FOR CAUSE. Except as otherwise provided in a contract of employment or service between a Participating Company and the Optionee, and notwithstanding any other provision of this Option Agreement to the contrary, if the Optionee's Service with the Participating Company Group is terminated for Cause, the Option shall terminate and cease to be exercisable immediately upon such termination of Service.

         8.   CHANGE IN CONTROL.

              8.1. DEFINITIONS.

                   (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                        (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                        (ii) a merger or consolidation in which the Company is a party;

                        (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

                        (iv)  a liquidation or dissolution of the Company.

                   (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

              8.2. EFFECT OF CHANGE IN CONTROL ON OPTION. In the event of a Change in Control, the Optionee shall be credited with an additional two (2) years of Service as of the date ten (10) days prior to the date of the Change in Control, solely for purposes of determining the Vested Ratio. Any exercise or vesting of the Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. For purposes of this
Section 8.2, the Option shall be deemed assumed if, following the Change in Control, the Option confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after any such event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate unless the Board otherwise provides in its sole discretion.

              8.3. NOTICE. The Company shall provide notice of a Change in Control to the Optionee at least ten (10) days prior to the consummation of a Change in Control. The Company's notice shall summarize the principal terms of the Change in Control, including, without limitation, whether the Acquiring Corporation is assuming the Option or substituting an equivalent option therefor.

         9.   ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

         In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.

         10.  RIGHTS AS A STOCKHOLDER, EMPLOYEE OR CONSULTANT.

         The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. If the Optionee is an Employee, the Optionee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Optionee, the Optionee's employment is "at will" and is for no specified term. Nothing in this Option Agreement shall confer upon the Optionee, whether an Employee or Consultant, any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service as an Employee or Consultant, as the case may be, at any time.

         11.  LEGENDS.

         The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

         12.  BINDING EFFECT.

         Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         13.  TERMINATION OR AMENDMENT.

         The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8.2 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.

         14.  NOTICES.

         Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address of such party as set forth below that party's signature or at such other address as such party may designate in writing from time to time to the other party.

         15.  INTEGRATED AGREEMENT.

         This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

         16.  APPLICABLE LAW.

         This Option Agreement shall be governed by the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within the State of Delaware.


                                            P.F. CHANG'S CHINA BISTRO, INC.


                                            By: ________________________________

                                            Title: _____________________________

                                            Address: ___________________________
                                                     ___________________________



         The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.


                                            OPTIONEE



Date:_____________________________          ____________________________________

                                            Optionee Address:

                                            ____________________________________

                                            ____________________________________

                         P.F. CHANG'S CHINA BISTRO, INC.
                        INCENTIVE STOCK OPTION AGREEMENT

         THIS INCENTIVE STOCK OPTION AGREEMENT (the "OPTION AGREEMENT") is made and entered into as of the Date of Option Grant by and between P.F. Chang's China Bistro, Inc. and ___________________________ (the "OPTIONEE").

         The Company has granted to the Optionee pursuant to the P.F. Chang's China Bistro, Inc. 1998 Stock Option Plan (the "PLAN") an option to purchase certain shares of Stock, upon the terms and conditions set forth in this Option Agreement (the "OPTION").

         1.   DEFINITIONS AND CONSTRUCTION.

              1.1. DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                   (a) "DATE OF OPTION GRANT" means ___________________ ,
199 __ .

                   (b) "NUMBER OF OPTION SHARES" means __________________ shares of Stock, as adjusted from time to time pursuant to Section 9.

                   (c) "EXERCISE PRICE" means $ ______________ per share of Stock, as adjusted from time to time pursuant to Section 9.

                   (d) "OPTION EXPIRATION DATE" means the date ten (10) years after the Date of Option Grant.

                   (e) "VESTED RATIO" means, on any relevant date, the ratio determined as follows:

                                                             Vested Ratio
                                                             ------------

              Prior to Initial Vesting Date                        0

              On Initial Vesting Date, provided the
              Optionee's Service has not terminated
              prior to such date                                 1/5

              Plus:

              For each full month of the Optionee's
              continuous Service from the Initial
              Vesting Date until the Vested Ratio
              equals 1/1, an additional                         1/60

                   (f) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" shall also mean such Committee(s).

                   (g) "CAUSE" means any of the following: (i) the Optionee's theft, dishonesty, or falsification of any Participating Company documents or records; (ii) the Optionee's improper use or disclosure of a Participating Company's confidential or proprietary information; (iii) any action by the Optionee which has a detrimental effect on a Participating Company's reputation or business; (iv) the Optionee's failure or inability to perform any reasonable assigned duties after written notice from the Participating Company Group of, and a reasonable opportunity to cure, such failure or inability; (v) any material breach by the Optionee of any agreement of employment or service between the Optionee and the Participating Company Group, which breach is not cured pursuant to the terms of such agreement; or (vi) the Optionee's conviction (including any plea of guilty or nolo contendere) of any criminal act which impairs the Optionee's ability to perform his or her duties with the Participating Company Group. A determination by the Board that the Optionee was terminated for Cause shall be final and binding upon the Optionee for all purposes and shall not be subject to review by any governmental agency or court of law.

                   (h) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                   (i) "COMMITTEE" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                   (j) "COMPANY" means P.F. Chang's China Bistro, Inc., a Delaware corporation, or any successor corporation thereto.

                   (k) "CONSULTANT" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                   (l) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

                   (m) "DISABILITY" means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

                   (n) "EMPLOYEE" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and who is an employee for purposes of
Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for this purpose. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

                   (o) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                   (p) "FAIR MARKET VALUE" means, as of any date, the value of a share of stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                        (i) If, on such date, there is a public market for the Stock, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion.

                        (ii) If, on such date, there is no public market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

                   (q) "INCENTIVE STOCK OPTION" means an Option intended to be (to the extent set forth in this Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

                   (r) "NONSTATUTORY STOCK OPTION" means an Option which does not qualify as an Incentive Stock Option.

                   (s) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                   (t) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

                   (u) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

                   (v) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                   (w) "SERVICE" means the Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. Furthermore, the Optionee's Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option unless the Optionee's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining the Vested Ratio. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether the Optionee's Service has terminated and the effective date of such termination. (NOTE: If the Option is exercised more than three (3) months after the date on which the Optionee ceased to be an Employee (other than by reason of death or Disability), the Option will be treated as a Nonstatutory Stock Option and not as an incentive stock option to the extent required by Section 422 of the Code.)

                   (x) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 9.

                   (y) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

              1.2. CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         2.   TAX STATUS OF OPTION.

         This Option is intended to be an Incentive Stock Option, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee's own tax advisor regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. (NOTE: If the aggregate Exercise Price of the Option (that is, the Exercise Price multiplied by the Number of Option Shares) plus the aggregate exercise price of any other Incentive Stock Options held by the Optionee (whether granted pursuant to the Plan or any other stock option plan of the Participating Company Group) is greater than One Hundred Thousand Dollars ($100,000), the Optionee should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an Incentive Stock Option.)

         3.   ADMINISTRATION.

         All questions of interpretation concerning this Option Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         4.   EXERCISE OF THE OPTION.

              4.1. RIGHT TO EXERCISE. Except as otherwise provided herein, the Option shall be exercisable on and after the Date of Option Grant and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Option Shares multiplied by the Vested Ratio less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

              4.2. METHOD OF EXERCISE. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased and the tax withholding obligations, if any, as provided in Section
4.4. The Option shall be deemed to be exercised upon receipt by the Company of such written notice, the aggregate Exercise Price, and tax withholding obligations, if any.

              4.3. PAYMENT OF EXERCISE PRICE.

                   (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash or cash equivalent, (ii) by tender to the Company of whole shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(c), or (iv) by any combination of the foregoing.

                   (b) TENDER OF STOCK. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. The Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                   (c) CASHLESS EXERCISE. A "CASHLESS EXERCISE" means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

              4.4. TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares.

              4.5. CERTIFICATE REGISTRATION. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.

              4.6. RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE

OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

              4.7. FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

         5.   NONTRANSFERABILITY OF THE OPTION.

         The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         6.   TERMINATION OF THE OPTION.

         The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

         7.   EFFECT OF TERMINATION OF SERVICE.

              7.1. OPTION EXERCISABILITY.

                   (a) DISABILITY. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                   (b) DEATH. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option

Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

                   (c) OTHER TERMINATION OF SERVICE. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability, death, or Cause, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within three (3) months (or such other longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

              7.2. EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisor as to the tax consequences to the Optionee of any such delayed exercise.

              7.3. EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisors as to the tax consequences to the Optionee of any such delayed exercise.

              7.4. TERMINATION FOR CAUSE. Except as otherwise provided in a contract of employment or service between a Participating Company and the Optionee, and notwithstanding any other provision of this Option Agreement to the contrary, if the Optionee's Service with the Participating Company Group is terminated for Cause, the Option shall terminate and cease to be exercisable immediately upon such termination of Service.

         8.   CHANGE IN CONTROL.

              8.1. DEFINITIONS.

                   (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                        (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                        (ii) a merger or consolidation in which the Company is a party;

                        (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

                        (iv)  a liquidation or dissolution of the Company.

                   (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

              8.2. EFFECT OF CHANGE IN CONTROL ON OPTION. In the event of a Change in Control, the Optionee shall be credited with an additional two (2) years of Service as of the date ten (10) days prior to the date of the Change in Control, solely for purposes of determining the Vested Ratio. Any exercise or vesting of the Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. For purposes of this Section 8.2, the Option shall be deemed assumed if, following the Change in Control, the Option confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in
Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after any such event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate unless the Board otherwise provides in its sole discretion.

              8.3. NOTICE. The Company shall provide notice of a Change in Control to the Optionee at least ten (10) days prior to the consummation of a Change in Control. The Company's notice shall summarize the principal terms of the Change in Control, including, without limitation, whether the Acquiring Corporation is assuming the Option or substituting an equivalent option therefor.

              8.4. FAIR MARKET VALUE LIMITATION. Should the exercisability of this Option be accelerated in connection with a Change in Control in accordance with Section 8.2, then to the extent that the aggregate Fair Market Value of the shares of Stock with respect to which the Optionee may exercise the Option for the first time during the calendar year of such acceleration, when added to the aggregate Fair Market Value of the shares subject to any other options designated as Incentive Stock Options granted to the Optionee under all stock option plans of the Participating Company Group prior to the Date of Option Grant with respect to which such options are exercisable for the first time during the same calendar year, exceeds One Hundred Thousand Dollars ($100,000) (or such other limit, if any, imposed by Section 422 of the Code), the portion of the Option which exceeds such amount shall be treated as a Nonstatutory Stock Option. For purposes of the preceding sentence, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of shares of stock shall be determined as of the time the option with respect to such shares is granted.

         9.   ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

         In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.

         10.  RIGHTS AS A STOCKHOLDER, EMPLOYEE OR CONSULTANT.

         The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. If the Optionee is an Employee, the Optionee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Optionee, the Optionee's employment is "at will" and is for no specified term. Nothing in this Option Agreement shall confer upon the Optionee, whether an Employee or Consultant, any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service as an Employee or Consultant, as the case may be, at any time.

         11.  NOTICE OF SALES UPON DISQUALIFYING DISPOSITION.

         The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year after the date the Optionee exercises all or part of the Option or within two (2) years after the Date of Option Grant and shall provide the Company with a description of the terms and circumstances of such disposition. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, unless otherwise expressly authorized by the Company, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee's name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after Date of Option Grant. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.

         12.  LEGENDS.

         The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

         13.  BINDING EFFECT.

         Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         14.  TERMINATION OR AMENDMENT.

         The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8.2 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation or is required to enable the Option to qualify as an Incentive Stock Option. No amendment or addition to this Option Agreement shall be effective unless in writing.

         15.  NOTICES.

         Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address of such party as set forth below that party's signature or at such other address as such party may designate in writing from time to time to the other party.

         16.  INTEGRATED AGREEMENT.

         This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

         17.  APPLICABLE LAW.

         This Option Agreement shall be governed by the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within the State of Delaware.

                                            P.F. CHANG'S CHINA BISTRO, INC.


                                            By: ________________________________

                                            Title: _____________________________

                                            Address: ___________________________
                                                     ___________________________




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
         The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

                                            OPTIONEE



Date:______________________________         ____________________________________

                                            Optionee Address:

                                            ____________________________________

                                            ____________________________________



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